[PHOTO OF FLAGS OMITTED]



GABELLI GOLD FUND                                [PHOTO OF CAESAR BRYAN OMITTED]
THIRD QUARTER REPORT - SEPTEMBER 30, 2001                           CAESAR BRYAN


TO OUR SHAREHOLDERS,

      We would like to offer our condolences to all those who suffered loss following the terrorist attacks on September 11th, and to thank the many who have helped, assisted, and contributed to the relief effort since then. And we wish the best of luck to those who are working hard to make sure we all feel secure.

      On the day before the attack on America, gold closed at $271.75 per ounce, which was 20 cents higher than its close at the end of the second quarter. But by the end of September, its price had risen to $293 per ounce, which represents a rise of 7.8%. However, gold equities appreciated modestly during the last two weeks of September with the Philadelphia Gold & Silver ("XAU") Index rising by 4.1%.

INVESTMENT PERFORMANCE

      For the third quarter ended September 30, 2001, The Gabelli Gold Fund's (the "Fund") net asset value rose 3.43%. This compares with a return of 2.31% and 9.01% for the Lipper Gold Fund Average and the XAU Index of large North American gold companies, respectively, over the same period. The XAU Index is an unmanaged indicator of stock market and investment performance, while the Lipper Average reflects the average performance of mutual funds classified in this particular category. The Fund rose 25.60% over the trailing twelve-month period. The Lipper Gold Fund Average and the XAU Index rose 21.14% and 17.86%, respectively, over the same twelve-month period.

      For the three-year period ended September 30, 2001, the Fund's cumulative return rose 2.59%, versus cumulative declines of 3.52% and 6.56% for the Lipper Gold Fund Average and the XAU Index, respectively, over the same period. For the five-year period ended September 30, 2001, the Fund's return declined 13.84% annually, versus average annual declines of 13.85% and 11.57% for the Lipper Gold Fund Average and the XAU Index, respectively. Since inception on July 11, 1994 through September 30, 2001, the Fund had a cumulative decline of 36.07%, which equates to an average annual decline of 6.00%.

OUR INVESTMENT OBJECTIVE

      The Fund's objective is to obtain long-term capital appreciation by investing in equity securities of foreign and domestic issuers principally engaged in gold and gold-related activities.

INVESTMENT RESULTS (a)
--------------------------------------------------------------------------------

                                                                     Quarter
                                                  ---------------------------------------------
                                                    1ST         2ND           3RD         4TH         YEAR
                                                  ------------------------------------------------------
  2001:   Net Asset Value                          $4.88       $6.12         $6.33        --           --
          Total Return                             (7.2)%      25.4%          3.4%        --           --
-----------------------------------------------------------------------------------------------------------------
  2000:   Net Asset Value                          $5.19       $5.27         $5.04       $5.26        $5.26
          Total Return                            (16.7)%       1.5%         (4.4)%       4.4%       (15.6)%
-----------------------------------------------------------------------------------------------------------------
  1999:   Net Asset Value                          $5.45       $5.39         $6.74       $6.23        $6.23
          Total Return                             (3.7)%      (1.1)%        25.1%       (7.6)%       10.1%
-----------------------------------------------------------------------------------------------------------------
  1998:   Net Asset Value                          $6.63       $5.68         $6.17       $5.66        $5.66
          Total Return                             12.9%      (14.3)%         8.6%       (8.3)%       (3.6)%
-----------------------------------------------------------------------------------------------------------------
  1997:   Net Asset Value                         $11.83       $9.79         $9.17       $5.87        $5.87
          Total Return                             (4.0)%     (17.2)%        (6.3)%     (35.4)%      (51.9)%
-----------------------------------------------------------------------------------------------------------------
  1996:   Net Asset Value                         $14.00      $13.40        $13.46      $12.32       $12.32
          Total Return                             22.7%       (4.3)%         0.4%       (8.5)%        8.0%
-----------------------------------------------------------------------------------------------------------------
  1995:   Net Asset Value                         $11.00      $11.96        $12.27      $11.41       $11.41
          Total Return                             (0.6)%       8.7%          2.6%       (7.0)%        3.1%
-----------------------------------------------------------------------------------------------------------------
  1994:   Net Asset Value                            --          --         $12.37      $11.07       $11.07
          Total Return                               --          --          23.7%(b)   (10.5)%       10.7%(b)
-----------------------------------------------------------------------------------------------------------------

    ------------------------------------------------
     AVERAGE ANNUAL RETURNS - SEPTEMBER 30, 2001 (A)
    -----------------------------------------------
    1 Year ..............................    25.60%
    5 Year ..............................  (13.84)%
    Life of Fund (b) ....................   (6.00)%
    ------------------------------------------------

                    Dividend History
-------------------------------------------------------
PAYMENT (EX) DATE   RATE PER SHARE   REINVESTMENT PRICE
-----------------   --------------   ------------------
December 29, 1997        $0.058             $5.86

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of investment operations on July 11, 1994.
Note: Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks. Investing in gold is considered speculative and is affected by a variety of worldwide economic, financial and political factors.


OUR APPROACH

      We look at a number of company specifics in order to determine which gold stocks are relatively undervalued. Our primary focus is on capitalization per ounce of production and, more importantly, on capitalization per ounce of recoverable reserves. This determines how much gold actually backs every dollar invested in a gold company. We appreciate that every mining company must replace the gold that it mines, and we place a heavy emphasis on the quality of management and their ability to create shareholder wealth. We invest globally with an emphasis on gold-producing companies.

GLOBAL ALLOCATION

      The accompanying chart presents the Fund's holdings by geographic region as of September 30, 2001. The geographic allocation will change based on current global market conditions. Countries and/or regions represented in the chart and below may or may not be included in the Fund's future portfolio.


                     HOLDINGS BY GEOGRAPHIC REGION - 9/30/01

[GRAPHIC OF PIE CHART OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:
NORTH AMERICA -- 59.8%
SOUTH AFRICA -- 26.9%
ASIA/PACIFIC RIM -- 8.9%
LATIN AMERICA -- 3.9%
EUROPE -- .5%


COMMENTARY

      We continue to believe that prevailing economic and financial conditions are supportive for higher gold prices. The global economy is currently suffering its sharpest slowdown for many years. This contraction in economic activity has been met by a barrage of interest rate cuts by the Federal Reserve Board ("Fed"). Since the start of the year, the Fed has cut rates on nine separate occasions. Why has the Federal Reserve been so aggressive? Probably because of the nature of the slowdown. Corporate profits have contracted sharply resulting in savage cuts in corporate fixed investment. Companies have aggressively reduced their workforces and consumers have slowed their spending in order to reduce their levels of debt. And the U.S. economic slowdown is spreading to Europe and elsewhere. This was the environment prior to September 11, 2001.

      Clearly we don't know how long the war against terrorism will last, but we can make some assumptions as to the likely economic impact. The authorities have already made their intentions clear with regard to fiscal and monetary policy. The Fed will be proactive and further reduce rates, and the government has indicated its willingness to raise spending. Looking ahead, it is likely that real interest rates, certainly at the short end, will remain negative. This will reduce the incentive for speculators to short gold and for miners to sell forward their production. Slower growth in the U.S. combined with a still massive current account deficit may result in a lower U.S. dollar. Generally, a lower dollar leads to higher gold prices.

INVESTMENT SCORECARD

      The top performers during the second quarter, with the exception of Agnico-Eagle and Lihir Gold, took a rest in the third quarter. In the third quarter, the Fund's best performers included Meridian Gold, Placer Dome, Newmont Mining, and Homestake. All of these stocks appreciated by more than 20% and, apart from Lihir Gold, all are based in North America. It was a disappointing quarter for the Fund's South African holdings. After a strong second quarter, our platinum holdings did poorly largely due to weakening platinum and palladium prices. Our largest South African gold holdings, namely Gold Fields and Harmony Gold, both declined. We believe this underperformance is temporary. Anglogold, the world's largest gold company in terms of production, suffered from arbitrage selling following its bid for Normandy Mining. In our last shareholder letter we wrote about the consolidation in the gold industry and specifically mentioned Franco-Nevada's 20% stake in Normandy. Following this bid we added to our position in Lihir Gold. We expect the consolidation in the gold sector to continue through both mergers and acquisitions and asset swaps.

      During the quarter we initiated a number of new positions. These included established producers such as Kinross Gold in Canada, as well as Delta Gold and Goldfields, both of which are based in Australia and have just announced a merger agreement. Otherwise we purchased two small unhedged producers, River Gold and St. Barbara Mines, and one exploration company, Arizona Star. We reduced our position in

Stillwater Mining due to the weakness in the palladium price. We continue to favor unhedged producers in the belief that they offer the best upside potential during a period of higher gold prices.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time. The share prices of the following holdings are stated in U.S. dollar equivalent terms as of September 30, 2001.

AGNICO-EAGLE MINES LTD. (AGE.TO - $10.39 - TORONTO STOCK EXCHANGE;  AEM - $10.36
- NYSE) is a small Canadian gold company with an established operating history. The company is currently expanding production at its La Ronde mine in Quebec. Aginco-Eagle has the financial capability to finance its growth and is set to become a profitable, low cost gold producer.

BARRICK GOLD CORP. (ABX - $17.35 - NYSE) is one of the world's leading gold mining companies. Much of Barrick's growth has come from its very high quality mines near Elko, Nevada, which the company purchased in the early 1980s. Barrick has used cash flow from its Nevada mines and the profits from the industry's most successful hedging programs to acquire other gold assets in both North America and overseas. Barrick has low operating costs, a strong balance sheet and entrepreneurial management.

FRANCO-NEVADA MINING CORP. (FN.TO - $14.59 - TORONTO STOCK EXCHANGE) is one of the world's largest public precious metals royalty companies after its merger with its sister company, Euro-Nevada. The company has taken advantage of depressed commodity prices to acquire assets at bargain levels, providing a foundation for future growth. Euro-Nevada was focused on international gold royalties while Franco-Nevada's focus had been North American royalties. The company maintains a policy of not hedging its gold and has a strong balance sheet with no debt.

GOLDCORP INC. (G.TO - $11.597 - TORONTO STOCK EXCHANGE; GG - $11.60 - NYSE) is a mid-sized Canadian gold producer with two producing gold mines and two industrial mineral operations. The company's most significant asset is the Red Lake Mine, which is part of a major gold camp in Canada. Exploration drilling has revealed previously unknown high-grade ore zones, which will add significantly to the mine's reserves. These new discoveries will result in increased production at significantly lower costs. Goldcorp is undervalued relative to other mid-sized producers and we expect management to add significantly to shareholder value.

GOLD FIELDS LTD. (GFLJ.J - $4.52 - JOHANNESBURG STOCK EXCHANGE; GOLD - $4.44 - NASDAQ) is South Africa's second largest gold producer and was created by the amalgamation of a number of South African mines. The company controls the vast gold mines of Kloof and Driefontein as well as smaller mines in South Africa. Outside South Africa, Gold Fields controls Tarkwa Gold Mines in Ghana and is continually seeking other opportunities. The company is largely unhedged and debt free.

HARMONY GOLD MINING CO. LTD. (HARJ.J - $5.44 - JOHANNESBURG STOCK EXCHANGE; HGMCY - $5.31 - NASDAQ) is a medium sized gold company producing over two million ounces of gold annually. The company has developed a core competency in mining low-grade ore very efficiently. Harmony Gold has applied these skills to other poorly managed mines with great success. Because the company is unhedged (no short gold positions), any increase in the gold price will likely have a very positive impact on profits.

MERIDIAN GOLD INC. (MDG - $10.91 - NYSE) is an exploration-focused gold producer. The company continues to grow its gold reserves and increase production through efforts such as the pending completion of its El Penon mine in Chile. The company's experienced management should continue to grow cash flow and earnings through discovery and development.

NEWMONT MINING CORP. (NEM - $23.60 - NYSE) is North America's largest gold producer at upwards of four million ounces annually. The company has utilized cash flow from its very successful Nevada operations to expand overseas. Newmont has a 51% interest in Minera Yanacocha (Latin America's largest gold mine), a 50% interest in a joint venture in Uzbekistan, and an interest in Indonesia's first heap-leaching operation. Newmont is only modestly hedged, and therefore, a rise in gold prices would leverage earnings significantly.

PLACER DOME INC. (PDG - $12.79 - NYSE) is one of the world's lowest cost gold producers. Placer Dome has fifteen operational mines in Australia, Chile, Papua New Guinea, South Africa and the United States. The company's focus on large, low-cost mines continues to drive efficient production. Placer Dome has developed a joint venture with Western Areas Limited to develop the largest undeveloped ore-body in the Witwatersrand region of South Africa and has agreed to merge with Getchell Gold to develop and operate two mines in Nevada.

MINIMUM INITIAL INVESTMENT - $1,000

      The Fund's minimum initial investment for regular accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, the Fund and other Gabelli Funds are available through the no-transaction fee programs at many major brokerage firms.

WWW.GABELLI.COM

      Please visit us on the Internet. Our homepage at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

      In  our  efforts  to  bring  our   shareholders   more  timely   portfolio
information, Gabelli Fund's portfolio managers regularly participate in chat sessions at www.gabelli.com as reflected below.

                         WHO               WHEN
                         ---               ----
      Special Chats:     Mario Gabelli     First Monday of each month
                         Howard Ward       First Tuesday of each month

      In addition, every Wednesday will feature a different portfolio manager. The upcoming Wednesday chat schedule is as follows:

                         NOVEMBER          DECEMBER          JANUARY
                         --------          --------          -------
      1st Wednesday      Lynda Calkin      Caesar Bryan      Walter Walsh
      2nd Wednesday      Walter Walsh      Ivan Arteaga      Lynda Calkin
      3rd Wednesday      Laura Linehan     Tim O'Brien       Tim O'Brien
      4th Wednesday      Barbara Marcin    Barbara Marcin    Caesar Bryan
      5th Wednesday                                          Barbara Marcin

      All chat sessions start at 4:15 ET. Please arrive early, as participation is limited.

      You may sign up for our HIGHLIGHTS email newsletter at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

IN CONCLUSION

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GOLDX. Please call us during the business day for further information.

                                   Sincerely,
                                   /S/ CAESAR BRYAN
                                   CAESAR BRYAN
                                   President and Portfolio Manager

October 30, 2001


    ---------------------------------------------------------------------
                                   TOP TEN HOLDINGS
                                  SEPTEMBER 30, 2001
                                  ------------------

     GoldCorp Inc.                                Meridian Gold Inc.
     Newmont Mining Corp.                         Agnico-Eagle Mines Ltd.
     Harmony Gold Mining Co. Ltd.                 Placer Dome Inc.
     Franco-Nevada Mining Corp.                   Barrick Gold Corp.
     Gold Fields Ltd.                             Anglogold Ltd.

    ---------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

GABELLI GOLD FUND, INC.
PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------
                                                                       MARKET
  SHARES                                                               VALUE
  ------                                                              ---------

                    COMMON STOCKS -- 98.8%
                    METALS AND MINING -- 98.8%
                    AUSTRALIA -- 9.2%
   75,000           Delta Gold Ltd. ........................        $    73,285
   75,000           Goldfields Ltd. ........................             75,876
1,170,000           Lihir Gold Ltd.+ .......................            658,234
  970,000           Normandy Mining Ltd. ...................            646,242
  103,000           Ranger Minerals NL .....................             44,223
                                                                    -----------
                                                                      1,497,860
                                                                    -----------
                    IRELAND -- 0.0%
  214,771           Glencar Explorations plc+ ..............              7,102
                                                                    -----------
                    LATIN AMERICA -- 4.0%
   30,000           Compania de Minas Buenaventura SA, ADR .            649,500
                                                                    -----------
                    NORTH AMERICA -- 57.7%
   76,000           Agnico-Eagle Mines Ltd., New York ......            787,360
    3,000           Agnico-Eagle Mines Ltd., Toronto .......             31,183
  100,000           Arizona Star Resource Corp.+ ...........             59,505
   44,000           Barrick Gold Corp. .....................            763,400
   60,189           Franco-Nevada Mining Corp. .............            878,204
   60,000           Freeport-McMoRan Copper
                      & Gold Inc., Cl. B+ ..................            659,400
   41,300           GoldCorp Inc., New York ................            479,080
   81,600           GoldCorp Inc., Toronto .................            946,321
   94,200           Guyanor Resources SA, Cl. B+ ...........             14,312
   55,000           Homestake Mining Co. ...................            511,500
   75,000           IAM Gold, New York+ ....................            156,750
  229,700           IAM Gold, Toronto+ .....................            479,841
  200,000           Kinross Gold Corp., American+ ..........            194,000
  100,000           Kinross Gold Corp., Toronto+ ...........             96,853
   15,000           Meridian Gold Inc., New York+ ..........            163,650
   65,000           Meridian Gold Inc., Toronto+ ...........            704,433
  100,000           Moydow Mines International Inc.+ .......             20,573
   46,575           Newmont Mining Corp. ...................          1,099,170
   25,000           North American Palladium Ltd.+ .........            132,936
   63,000           Placer Dome Inc. .......................            805,770
   50,000           Repadre Capital Corp.+ .................            117,110
  150,000           River Gold Mines Ltd.+ .................            140,532
   10,025           Stillwater Mining Co.+ .................            201,703
                                                                    -----------
                                                                      9,443,586
                                                                    -----------
                    SOUTH AFRICA -- 27.5%
   20,000           Anglo American Platinum Corp. Ltd. .....            666,093
    8,529           Anglogold Ltd. .........................            276,481
   25,000           Anglogold Ltd., ADR ....................            399,000
   21,658           Ashanti Goldfields Ltd.+ ...............             12,453
  175,000           Durban Roodepoort Deep Ltd., ADR+ ......            224,000
  147,249           Gold Fields Ltd. .......................            665,320
   46,000           Gold Fields Ltd., ADR ..................            204,240


                                                                       MARKET
  SHARES                                                               VALUE
  ------                                                              ---------

  116,326           Harmony Gold Mining Co. Ltd. ...........        $   632,786
   55,000           Harmony Gold Mining Co. Ltd., ADR ......            292,050
   18,000           Impala Platinum Holdings Ltd., ADR .....            635,452
  367,750           Northam Platinum Ltd. ..................            489,911
                                                                    -----------
                                                                      4,497,786
                                                                    -----------
                    UNITED KINGDOM -- 0.4%
   40,000           Brancote Holdings plc+ .................             72,603
                                                                    -----------
                    TOTAL COMMON STOCKS ....................         16,168,437
                                                                    -----------

                    WARRANTS -- 0.0%
                    SOUTH AFRICA -- 0.0%
   23,630           Durban Roodepoort Deep Ltd., Ser. B+ ...                682
                                                                    -----------
 PRINCIPAL
  AMOUNT
 ---------

                    U.S. GOVERNMENT OBLIGATIONS -- 3.5%
 $571,000           U.S. Treasury Bill,
                      2.39%++,
                      due 10/18/01 .........................            570,366
                                                                    -----------
                    TOTAL INVESTMENTS -- 102.3%
                      (Cost $15,363,913) ...................         16,739,485

                    OTHER ASSETS AND
                      LIABILITIES (NET) -- (2.3%) ..........           (375,586)
                                                                    -----------
                    NET ASSETS -- 100.0% ...................        $16,363,899
                                                                    ===========
------------------------
++    Non-income producing security.
++    Represents annualized yield at date of purchase.
ADR - American Depositary Receipt.
                                                    % OF
                                                   MARKET              MARKET
GEOGRAPHIC DIVERSIFICATION                          VALUE               VALUE
--------------------------                         ------           -----------
North America .............................         59.8%           $10,013,952
South Africa ..............................         26.9%             4,498,468
Asia/Pacific Rim ..........................          8.9%             1,497,860
Latin America .............................          3.9%               649,500
Europe ....................................          0.5%                79,705
                                                   -----            -----------
                                                   100.0%           $16,739,485
                                                   =====            ===========

                             GABELLI GOLD FUND, INC.
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               FAX: 1-914-921-5118
                             HTTP://WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                               BOARD OF DIRECTORS
Mario J. Gabelli, CFA                               Werner J. Roeder, MD
CHAIRMAN AND CHIEF                                  MEDICAL DIRECTOR
INVESTMENT OFFICER                                  LAWRENCE HOSPITAL
GABELLI ASSET MANAGEMENT INC.

E. Val Cerutti                                      Anthonie C. van Ekris
CHIEF EXECUTIVE OFFICER                             MANAGING DIRECTOR
CERUTTI CONSULTANTS, INC.                           BALMAC INTERNATIONAL, INC.

Anthony J. Colavita                                 Daniel E. Zucchi
ATTORNEY-AT-LAW                                     PRESIDENT
ANTHONY J. COLAVITA, P.C.                           DANIEL E. ZUCCHI ASSOCIATES

Karl Otto Pohl
FORMER PRESIDENT
DEUTSCHE BUNDESBANK

                         OFFICERS AND PORTFOLIO MANAGER
Caesar Bryan                                        Bruce N. Alpert
PRESIDENT AND                                       VICE PRESIDENT
PORTFOLIO MANAGER                                   AND TREASURER

James E. McKee
SECRETARY

                                   DISTRIBUTOR
                             Gabelli & Company, Inc.

                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
                       State Street Bank and Trust Company

                                  LEGAL COUNSEL
                            Willkie Farr & Gallagher


--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of Gabelli Gold Fund, Inc. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------
GAB008Q301SR


                                        [PHOTO OF MARIO J. GABELLI, CFA OMITTED]
GABELLI
GOLD
FUND,
INC.


                                                            THIRD QUARTER REPORT
                                                              SEPTEMBER 30, 2001